Consolidated Balance Sheets (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Stockholders' equity
Preferred stock, par value (in dollars per share)	$ 25	$ 25
Preferred stock, shares authorized (in shares)	500,000	500,000
Preferred stock, shares issued (in shares)	0	0
Common stock, par value (in dollars per share)	$ 1.25	$ 1.25
Common stock, shares authorized (in shares)	2,000,000	2,000,000
Common stock, shares issued (in shares)	1,718,968	1,718,968